UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40202	88-0490034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan, PR	00901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 466-9152

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 18, 2025, Red Cat Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 21, 2025 (the “Record Date”), there were 90,514,996 shares of common stock (the “Common Stock”) outstanding, each share being entitled to one vote. Accordingly, as of the Record Date, there were 90,514,996 votes available to be cast. At the Annual Meeting, the holders of 50,411,836 shares of the Common Stock were represented in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the meeting, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2025.

Proposal 1 – Election of five directors to hold office until the Annual Meeting of Stockholders to be held in 2026 or until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Jeffrey M. Thompson	22,060,730	521,286	27,829,820
Joseph Freedman	9,992,912	12,589,103	27,829,821
General (R) Paul E. Funk II	9,486,350	13,095,665	27,829,821
Nicholas Liuzza Jr.	9,326,848	13,255,168	27,829,820
Christopher R. Moe	9,979,478	12,602,537	27,829,821

Proposal 2 – The ratification of the appointment of dbbmckennon as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
49,006,127	936,788	468,921	0

Proposal 3 – The approval of the issuance of all shares of common stock which are or may be issuable to Lind Global Asset Management XI LLC and Lind Global Asset Management X LLC pursuant to certain secured convertible notes and warrants issued to the Lind entities.

For	Against	Abstentions	Broker Non-Votes
21,201,292	1,119,721	261,002	27,829,821

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: June 20, 2025	By:	/s/ Christian Koji Ericson
	Name:	Christian Koji Ericson
	Title:	Chief Financial Officer

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